UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 12, 2022	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	CMTL	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Chief Executive Officer

On September 12, 2022, Comtech Telecommunications Corp. (the “Company”) and its Chief Executive Officer, Ken Peterman, entered into an Employment Agreement (the "CEO Employment Agreement”) which expires on August 9, 2025. The CEO Employment Agreement was approved by Comtech’s Board of Directors.

According to the CEO Employment Agreement, Mr. Peterman will receive an annual base salary of $750,000, an annual target bonus opportunity equal to 100% of base salary, an annual grant of $500,000 in restricted stock units (vesting in equal annual installments over three years), an annual grant of $750,000 in long-term performance shares (vesting on the third anniversary of the grant date based on achievement of performance objectives relating to Adjusted EBITDA, revenue and the relative total shareholder return of the Company’s common stock), a one-time grant of 200,000 long-term performance shares eligible to vest on the third anniversary of the grant date upon the achievement of certain stock price targets for the Company’s common stock, and a one-time cash sign-on bonus in the amount of $1,000,000 to purchase shares of the Company’s common stock in open market transactions.

The foregoing description of the CEO Employment Agreement and equity incentive award grants does not purport to be complete and is qualified in its entirety by reference to the full text of the CEO Employment Agreement and award agreements, copies of which are filed as Exhibits 10.1 to 10.4 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	CEO Employment Agreement, dated September 12, 2022
10.2	Restricted Stock Unit Agreement with Ken Peterman Pursuant to the Comtech Telecommunications Corp. 2000 Stock Incentive Plan
10.3	Long-Term Performance Share Award Agreement with Ken Peterman Pursuant to the Comtech Telecommunications Corp. 2000 Stock Incentive Plan
10.4	Long-Term Performance Share Award (VWAP) Agreement with Ken Peterman Pursuant to the Comtech Telecommunications Corp. 2000 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Dated: September 13, 2022

	By:	/s/ Michael A. Bondi
Name: Michael A. Bondi
Title: Chief Financial Officer